Exhibit 99.1

FIRSTCITY FINANCIAL CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET AT JUNE 30, 2004
(Dollars in thousands)
(Unaudited)

		Pro Forma Adjustments
	Historical	(A)	(B)	Other		Pro Forma
Assets
Assets:
Cash and cash equivalents	$3,823	$86,800	$(85,148)	$(315	)(C)	$5,160
Portfolio Assets, net	11,238	—	—	—		11,238
Loans receivable from Acquisition Partnerships held for investment	20,333	—	—	—		20,333
Equity investments	85,359	(25,824)	—	—		59,535
Deferred tax asset, net	20,101	—	—	—		20,101
Service fees receivable from affiliates	1,033	—	—	—		1,033
Other assets, net	13,528	—	(800)	(6,253	)(D)	6,475
Net assets of discontinued operations	5,527	—	—	—		5,527

Total Assets	$160,942	$60,976	$(85,948)	$(6,568)		$129,402

Liabilities and Stockholders’ Equity
Liabilities:
Notes payable to affiliates	$97,856	$—	$(79,854)	$—		$18,002
Notes payable other	4,664	—	(3,944)	—		720
Preferred stock subject to mandatory redemption	3,978	—	—	—		3,978
Minority interest	6,516	(5,160)	—	—		1,356
Other liabilities	12,013	—	(337)	—		11,676

Total Liabilities	125,027	(5,160)	(84,135)	—		35,732

Stockholders’ equity:
Common stock	112	—	—	—		112
Paid in capital	99,288	—	—	—		99,288
Accumulated deficit	(65,775)	66,136	(1,813)	(315	)(C)	(8,020)
				(6,253	)(D)
Accumulated other comprehensive income	2,290	—	—	—		2,290

Total Stockholders’ Equity	35,915	66,136	(1,813)	(6,568)		93,670

Total Liabilities and Stockholders’ Equity	$160,942	$60,976	$(85,948)	$(6,568)		$129,402

(A)	Record proceeds of sale of FirstCity’s 31% interest in Drive.

(B)	Record $83.8 million pay down of debt and interest, payment of $1.3 million of debt fees to Bank of Scotland and write-off $1.5 million of unamortized loan fees relating to the paid off debt (net of $.7 million on new loan fees capitalized).

(C)	Record $315 thousand estimated closing costs.

(D)	Record write-off remaining $6.3 million unamortized loan discount relating to the accrued participation liability owed to Bank of Scotland.

FIRSTCITY FINANCIAL CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2004
(Dollars in thousands except per share data)
(Unaudited)

		Pro Forma
		Adjustments
	Historical	(A)	Pro Forma
Revenues:
Servicing fees from affiliates	$6,748	$—	$6,748
Gain on resolution of Portfolio Assets	237	—	237
Equity in earnings of investments	16,969	(10,155)	6,814
Interest income from affiliates	1,061	—	1,061
Interest income — other	136	—	136
Other income	1,782	—	1,782

Total revenues	26,933	(10,155)	16,778

Expenses:
Interest and fees on notes payable to affiliates	4,797	(3,131)	1,666
Interest and fees on notes payable — other	171	—	171
Interest on shares subject to mandatory redemption	133	—	133
Salaries and benefits	7,554	—	7,554
Provision for loan and impairment losses	22	—	22
Occupancy, data processing, communication and other	3,237	(4)	3,233

Total expenses	15,914	(3,135)	12,779

Earnings from continuing operations before income taxes and minority interest	11,019	(7,020)	3,999
Provision for income taxes	(583)	427	(156)

Earnings from continuing operations before minority interest	10,436	(6,593)	3,843
Minority interest	(2,038)	2,029	(9)

Earnings from continuing operations	$8,398	$(4,564)	$3,834

Earnings from continuing operations per common share are as follows:
Basic	$0.75		$0.34
Diluted	$0.71		$0.32
Weighted average common shares outstanding
Basic	11,216		11,216
Diluted	11,806		11,806

(A)	To eliminate the results of operations from the consumer business segment that would not have been incurred if the transaction had been completed at the beginning of the period. The elimination of $3.1 million of additional interest and fees on notes payable includes interest savings from paydown of $83.8 million x average rate of 6.52% ÷ 2 = $2.7 million and amortization of loan fees of $.4 million.

FIRSTCITY FINANCIAL CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003
(Dollars in thousands except per share data)
(Unaudited)

		Pro Forma
		Adjustments
	Historical	(A)	Pro Forma
Revenues:
Servicing fees from affiliates	$15,051	$—	$15,051
Gain on resolution of Portfolio Assets	1,380	—	1,380
Equity in earnings of investments	21,411	(7,237)	14,174
Interest income from affiliates	2,794	—	2,794
Interest income — other	533	—	533
Other income	1,560	—	1,560

Total revenues	42,729	(7,237)	35,492

Expenses:
Interest and fees on notes payable to affiliates	7,567	(6,353)	1,214
Interest and fees on notes payable — other	155	—	155
Interest on shares subject to mandatory redemption	133	—	133
Salaries and benefits	15,875	—	15,875
Provision for loan and impairment losses	98	—	98
Occupancy, data processing, communication and other	7,518	(27)	7,491

Total expenses	31,346	(6,380)	24,966

Earnings from continuing operations before income taxes and minority interest	11,383	(857)	10,526
Provision for income taxes	(240)	55	(185)

Earnings from continuing operations before minority interest	11,143	(802)	10,341
Minority interest	(1,436)	1,446	10

Earnings from continuing operations	$9,707	$644	$10,351

Earnings from continuing operations per common share (B):
Basic	$0.86		$0.91
Diluted	$0.85		$0.90
Weighted average common shares outstanding
Basic	11,200		11,200
Diluted	11,349		11,349

(A)	To eliminate the results of operations from the consumer business segment that would not have been incurred if the transaction had been completed at the beginning of the period. The elimination of $6.4 million of additional interest and fees on notes payable includes interest savings from paydown of $83.8 million x average rate of 6.66% = $5.6 million and amortization of loan fees of $.8 million.

(B)	Earnings from continuing operations per common share include the effects of $133 thousand accumulated preferred dividends in arrears.

FIRSTCITY FINANCIAL CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002
(Dollars in thousands except per share data)
(Unaudited)

		Pro Forma
		Adjustments
	Historical	(A)	Pro Forma
Revenues:
Servicing fees from affiliates	$12,665	$—	$12,665
Gain on resolution of Portfolio Assets	1,138	—	1,138
Equity in earnings of investments	8,680	532	9,212
Interest income from affiliates	4,060	—	4,060
Interest income — other	1,068	—	1,068
Gain on sale of interest in equity investments	1,779	—	1,779
Gain on sale of interest in subsidiary	4,000	(4,000)	—
Other income	2,598	(1)	2,597

Total revenues	35,988	(3,469)	32,519

Expenses:
Interest and fees on notes payable to affiliates	6,456	(6,048)	408
Interest and fees on notes payable — other	366	(358)	8
Salaries and benefits	12,609	—	12,609
Provision for loan and impairment losses	295	—	295
Occupancy, data processing, communication and other	8,962	(14)	8,948

Total expenses	28,688	(6,420)	22,268

Earnings from continuing operations before income taxes and minority interest	7,300	2,951	10,251
Provision for income taxes	(153)	—	(153)

Earnings from continuing operations before minority interest	7,147	2,951	10,098
Minority interest	(1,204)	(107)	(1,311)

Earnings from continuing operations	$5,943	$2,844	$8,787

Earnings from continuing operations per common share (B):
Basic	$0.40		$0.74
Diluted	$0.40		$0.74
Weighted average common shares outstanding
Basic	8,500		8,500
Diluted	8,500		8,500

(A)	To eliminate the results of operations from the consumer business segment that would not have been incurred if the transaction had been completed at the beginning of the period. The elimination of $6.4 million of additional interest and fees on notes payable includes interest savings from paydown of $83.8 million x average rate of 6.12% = $5.1 million and amortization of loan fees of $1.3 million.

(B)	Earnings from continuing operations per common share include the effects of $2.5 million accumulated preferred dividends in arrears.

FIRSTCITY FINANCIAL CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
(Dollars in thousands except per share data)
(Unaudited)

		Pro Forma
		Adjustments
	Historical	(A)	Pro Forma
Revenues:
Servicing fees from affiliates	$9,580	$—	$9,580
Gain on resolution of Portfolio Assets	1,049	—	1,049
Equity in earnings of investments	16,694	(5,923)	10,771
Interest income from affiliates	3,993	—	3,993
Interest income — other	1,892	(5)	1,887
Gain on sale of interest in equity investments	3,316	—	3,316
Other income	1,887	(9)	1,878

Total revenues	38,411	(5,937)	32,474

Expenses:
Interest and fees on notes payable to affiliates	7,838	(7,199)	639
Interest and fees on notes payable — other	939	(883)	56
Salaries and benefits	10,606	—	10,606
Provision for loan and impairment losses	3,277	—	3,277
Occupancy, data processing, communication and other	11,200	(45)	11,155

Total expenses	33,860	(8,127)	25,733

Earnings from continuing operations before income taxes, minority interest and accounting change	4,551	2,190	6,741
Provision for income taxes	(15)	16	1

Earnings from continuing operations before minority interest and accounting change	4,536	2,206	6,742
Minority interest	(2,061)	1,124	(937)
Cumulative effect of accounting change	(304)	304	—

Earnings from continuing operations	$2,171	$3,634	$5,805

Earnings (loss) from continuing operations before accounting change per common share (B):
Basic	$(0.01)		$0.39
Diluted	$(0.01)		$0.39
Cumulative effect of accounting change
Basic	$(.04)		$—
Diluted	$(.04)		$—
Weighted average common shares outstanding
Basic	8,374		8,374
Diluted	8,374		8,374

(A)	To eliminate the results of operations from the consumer business segment that would not have been incurred if the transaction had been completed at the beginning of the period. The elimination of $8.1 million of additional interest and fees on notes payable includes interest savings from paydown of $83.8 million x average rate of 8.20% = $6.9 million and amortization of loan fees of $1.2 million.

(B)	Earnings (loss) from continuing operations before accounting change includes the effects of $2.6 million accumulated preferred dividends in arrears.